SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (date of earliest event reported): November 23, 2004
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-26396                65-0538630
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                8685 Northwest 53rd Terrace, Miami, Florida        33166
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               (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                          -----------------


                                      None
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           Former name or former address, if changed since last report


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


           [ ] Written communications pursuant to Rule 425 under the Securities
               Act (17CFR230.425)
           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR240.14a-12)
           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
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           We refer you to the discussion under "Long-Term Debt" in Note 6 of the Notes to Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q for the quarter ended October 10, 2004 (the "Second Quarter 10-Q"), which discussion is incorporated by reference in this Form 8-K.

           Our condensed consolidated balance sheet at March 28, 2004 contained in our Annual Report of Form 10-K for the year ended March 28, 2004 and our condensed consolidated balance sheets at March 28, 2004 and July 18, 2004 contained in our quarterly report for the quarter ended July 18, 2004 will each be revised to reflect the matters discussed in such Note 6 and as so revised shall supersede the condensed consolidated balance sheets for those periods contained in our Annual Report on Form 10-K for the year ended March 28, 2004 and our Quarterly Report on Form 10-Q for the quarter ended July 18, 2004. Accordingly, the condensed consolidated balance sheets for the above discussed periods contained in such reports should no longer be relied upon. Our other financial statements and results of operations for the year ended March 28, 2004 in our Annual Report on Form 10-K and for the quarter ended July 18, 2004 in our Quarterly Report on Form 10-Q will not be affected by the restatements.

           We determined on November 23, 2004 to restate our condensed consolidated balance sheets for the reasons described in the Second Quarter 10-Q. The matters giving rise to such restatement were reviewed by management with our independent public accountants. We intend to file an amended Form 10-K and Form 10-Q to reflect the appropriate changes discussed in the Second Quarter 10-Q.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BENIHANA INC.


                                    By:  /s/ Michael R. Burris
                                    -----------------------------------------
                                    Michael R. Burris
                                    Senior Vice President of
                                    Finance and Treasurer